STEIN MART, INC.
                                2001 OMNIBUS PLAN

                    OPTION AWARD AGREEMENT FOR KEY EMPLOYEES


                  THIS AGREEMENT is made and entered into as of the date set forth on the signature page hereof by and between STEIN MART, INC., a Florida corporation ("Company"), and the Key Employee of the Company whose signature is set forth on the signature page hereof (the "Key Employee").

                               W I T N E S S E T H

                  WHEREAS, the Company has adopted the Stein Mart, Inc. 2001 Omnibus Plan ("Plan"), the terms of which, to the extent not stated herein, are specifically incorporated by reference in this Agreement;

                  WHEREAS, the purpose of the Plan is to permit Awards under the Plan to be granted to certain Key Employees of the Company and its Affiliates and to further specify the terms and conditions under which such individuals may receive such Awards;

                  WHEREAS, the Key Employee is now employed or engaged by the Company or an Affiliate in a key employee capacity and the Company desires him or her to remain in such capacity, and to secure or increase his or her ownership of Shares in order to increase his or her incentive and personal interest in the success and growth of the Company; and

                  WHEREAS, defined terms used herein and not otherwise defined herein shall have the meanings set forth in the Plan.

                  NOW, THEREFORE, in consideration of the premises and of the covenants and agreements herein set forth, the parties hereby mutually covenant and agree as follows:

                  1. Option Grant. (a) Subject to the terms and conditions set forth herein, the Company hereby grants to the Key Employee an option (the "Option") to purchase from the Company all or any part of the aggregate number of Shares (hereinafter referred to as the "Option Stock") set forth on the signature page hereof, at the purchase price per Share set forth on the signature page hereof. The Option may not be exercised prior to the Initial Exercise Date set forth on the signature page hereof or after the Expiration Date set forth thereon, except that other than as provided herein, the Option shall not be exercisable after the termination of the Key Employee's employment with the Company and all Affiliates. Absence of the Key Employee on leave approved by a duly elected officer of the Company, other than the Key Employee, shall not be considered a termination of employment during the period of such leave. The Option may be exercised in whole or in part (but any exercise shall be for whole Shares) by notice in writing to the Company. The aggregate purchase price for the Shares for which the Option is exercised shall be paid to the Company at the time of exercise in cash, Shares registered in the name of the Key Employee, or by a combination thereof, all as provided on the signature page hereof. The approval of the board of directors of the Company is required in order for Shares held by the Key Employee for fewer than six months to be used in payment of the exercise price of the Option. Unless otherwise provided on the signature page hereof, the Option shall not be an Incentive Stock Option for purposes of Section 422 of the Code. Unless otherwise provided on the signature page hereof, the Option shall not have the "reload feature" described in Section 6.1 of the Plan, as of the date of grant.

                        (b) If the purchase price may be paid wholly or partly in Shares, any Shares tendered in payment thereof shall be free of all adverse claims and duly endorsed in blank by the Key Employee or accompanied by stock powers duly endorsed in blank. Shares tendered shall be valued at Fair Market Value on the date on which the Option is exercised. As used herein, "Fair Market Value" means the per Share closing price on the date in question in the principal market in which the Shares are then traded or, if no sales of Shares have taken place on such date, the closing price on the most recent date on which selling prices were quoted; provided, however, that for any Option that is not an Incentive Stock Option, the Committee in its discretion may elect to determine Fair Market Value with respect to such Shares, based on the average of the closing prices, as of the date of determination and a period of up to 20 trading days immediately preceding such date. If such proviso is to be applicable, the signature page hereof sets forth the number of trading days in such period.

                  2. Nontransferability of Option. This Option is not transferable other than by will or by the laws of descent and distribution. The Option may be exercised during the life of the Key Employee only by the Key Employee (or his/her legal representative).

                  3. Exercise of Option. (a) Except as provided herein, the Option shall be exercisable only prior to the Expiration Date, and then only as set forth in the following table:

                                                       Cumulative Fraction
                                                       -------------------
                                                       of Shares Optioned
                                                       ------------------
        Years From Grant Date                         Which Is Exercisable
        ---------------------                         --------------------

         After 3 Years                                         33%

         After 4 Years                                         66%

         After 5 Years                                        100%

                        (b) If the Key Employee's employment with the Company and all Affiliates is terminated because of death or Total Disability (as such terms are defined below) on or after the Initial Exercise Date, the Key Employee or, in the case of his death, his Beneficiary (as defined herein) shall be entitled to exercise the Option until twelve months after the date of termination until the Expiration Date. If such a termination of employment occurs prior to the Initial Exercise Date, the Key Employee, or in the case of his death, his Beneficiary, shall be entitled to exercise the Option to the extent, if any, as the Committee may determine.

                        (c) If the Key Employee's employment with the Company is terminated on or after the Initial Exercise Date for any reason other than Cause (as defined below), death or Total Disability, the Key Employee shall be entitled to exercise the Option, to the extent exercisable pursuant to paragraph (a), above, until 3 months after such termination of employment. If such a termination of employment occurs prior to the Initial Exercise Date, the Key Employee shall be entitled to exercise the Option during such 3-month period to the extent, if any, as the Committee may determine.

                        (d) As used herein, "Cause" means theft or destruction of property of the Company or any Affiliate, disregard of Company rules or policies, or conduct evidencing willful or wanton disregard of the interest of the Company. Such determination shall be made by the Committee based on information presented by the Company and the Key Employee and shall be final and binding on all parties hereto.

                        (e) If the Key Employee's employment with the Company is terminated for Cause, the Key Employee shall have no right to exercise any portion of any Option not yet exercised as of the date of such termination for Cause.

                  4. Beneficiary. (a) The person whose name appears on the signature page hereof after the caption "Beneficiary" or any successor designated by the Key Employee in accordance herewith (the person who is the Key Employee's Beneficiary at the time of his death herein referred to as the "Beneficiary") shall be entitled to exercise the Option, to the extent it is exercisable, after the death of the Key Employee. The Key Employee may from time to time revoke or change his Beneficiary without the consent of any prior Beneficiary by filing a new designation with the Committee. The last such designation received by the Committee shall be controlling; provided, however, that no designation, or change or revocation thereof, shall be effective unless received by the Committee prior to the Key Employee's death, and in no event shall any designation be effective as of a date prior to such receipt.

                        (b) If no such Beneficiary designation is in effect at the time of a Key Employee's death, or if no designated Beneficiary survives the Key Employee or if such designation conflicts with law, the Key Employee's estate shall be entitled to exercise the Option, to the extent it is exercisable after the death of the Key Employee. If the Committee is in doubt as to the right of any person to exercise the Option, the Company may refuse to recognize such exercise, without liability for any interest or dividends on the Option Stock, until the Committee determines the person entitled to exercise the Option, or the Company may apply to any court of appropriate jurisdiction and such application shall be a complete discharge of the liability of the Company therefor.

                  5. No Rights As Stockholder. The Key Employee shall have no rights as a holder of the Option Stock until the issuance of a certificate for the Option Stock.

                  6. Tax Withholding. (a) It shall be a condition of the obligation of the Company to issue Option Stock to the Key Employee or the Beneficiary, and the Key Employee agrees, that the Key Employee shall pay to the Company upon its demand, such amount as may be requested by the Company for the purpose of satisfying its liability to withhold federal, state, or local income or other taxes incurred by reason of the exercise of the Option.

                        (b) If the Option is not an Incentive Stock Option, the Key Employee may elect to have the Company withhold that number of Shares of Option Stock otherwise issuable to the Key Employee upon exercise of the Option or to deliver to the Company a number of Shares, in each case, having a Fair Market Value on the Tax Date (as defined below) equal to the minimum amount required to be withheld as a result of such exercise. The election must be made in writing and must be delivered to the Company prior to the Tax Date. If the number of shares so determined shall include a fractional share, the Key Employee shall deliver cash in lieu of such fractional share. All elections shall be made in a form approved by the committee and shall be subject to disapproval, in whole or in part by the Committee. As used herein, Tax Date means the date on which the Key Employee must include in his gross income for federal income tax purposes the fair market value of the Option Stock over the purchase price therefor.

                  7. Adjustments in Event of Change in Shares. In the event that the Committee shall determine that any dividend or other distribution (whether in the form of cash, Shares, other securities, or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, or exchange of securities of the Company, or other similar corporate transaction or event affects the Shares issuable on exercise of the Option, such that an adjustment is determined by the Committee to be appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan, then the Committee may, in such manner as it may deem equitable, adjust the number and type of Shares awarded pursuant to this Agreement, or the terms, conditions, or restrictions of this Agreement; provided, however, that with respect to Awards of Incentive Stock Options no such adjustment shall be authorized to the extent that such authority would cause the Plan to violate
Section 422(b)(1) of the Code or any successor provision thereto; and provided further, that the number of Shares subject to any Award payable or denominated in Shares shall always be a whole number.

                  8. Powers of Company Not Affected. The existence of the Option shall not affect in any way the right or power of the Company or its stockholders to make or authorize any combinations, subdivision or reclassification of the Shares or any reorganization, merger, consolidation, business combination, exchange of Shares, or other change in the Company's capital structure or its business, or any issue of bonds, debentures or stock having rights or preferences equal, superior or affecting the Option Stock or the rights thereof or dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise. Nothing in this Agreement shall confer upon the Key Employee any right to continue in the employment of the Company or any Affiliate, or interfere with or limit in any way the right of the Company or any Affiliate to terminate the Key Employee's employment at any time.

                  9. Interpretation by Committee. The Key Employee agrees that any dispute or disagreement which may arise in connection with this Agreement shall be resolved by the Committee, in its sole discretion, and that any interpretation by the Committee of the terms of this Agreement or the Plan and any determination made by the Committee under this Agreement or the Plan may be made in the sole discretion of the Committee and shall be final, binding, and conclusive. Any such determination need not be uniform and may be made differently among Key Employees awarded Option Stock.

                  10. Miscellaneous. (a) This Agreement shall be governed and construed in accordance with the laws of the State of Florida applicable to contracts made and to be performed therein between residents thereof.

                        (b) This Agreement may not be amended or modified except by the written consent of the parties hereto.

                        (c) The captions of this Agreement are inserted for convenience of reference only and shall not be taken into account in construing this Agreement.

                        (d) Any notice, filing or delivery hereunder or with respect to Option Stock shall be given to the Key Employee at either his usual work location or his home address as indicated in the records of the Company, and shall be given to the Committee or the Company at 1200 Riverplace Boulevard, Jacksonville, Florida 32202, Attention Corporate Secretary. All such notices shall be given by first class mail, postage prepaid, or by personal delivery.

                        (e) This Agreement shall be binding upon and inure to the benefit of the Company and its successors and assigns and shall be binding upon and inure to the personal benefit of the Key Employee, the Beneficiary and the personal representative(s) and heirs of the Key Employee.

                  IN WITNESS WHEREOF, the Company has caused this instrument to be executed by its duly authorized officer, and the Key Employee has hereunto affixed his hand, all on the day and year set forth below.

                                       STEIN MART, INC.


                                       By:______________________________________

                                           Its:_________________________________




                                       _________________________________________
                                       Key Employee [Signature]

                                       [Print Name]:____________________________



This Option is a Non-Qualified Stock Option
-------------------------------------------

No. of Shares of Option Stock:________________________

Purchase Price Per Share:_____________________________

Grant Date:___________________________________________

Initial Exercise Date:________________________________

Expiration Date:______________________________________



PLEASE PRINT BENEFICIARY INFORMATION

Beneficiary:__________________________________________

Address of Beneficiary:

______________________________________________________

______________________________________________________

Beneficiary Tax Identification No. or Social Security No.:

______________________________________________________